EXHIBIT 10.4

RATIFICATION OF SUBORDINATION AGREEMENT

April 8, 2005

Monroe Capital Advisors LLC

Sears Tower

233 South Wacker Street, Suite 5210

Chicago, Illinois 60606

Attn:

Re:	Loan Arrangements with TIMCO Aviation Services, Inc., et al.

Gentlemen:

The undersigned, LJH, LTD., a Texas limited partnership (the “Subordinated Creditor”) has entered into that certain Intercreditor and Subordination Agreement dated as of April 5, 2004 (as amended, the “Subordination Agreement”) with THE CIT GROUP/BUSINESS CREDIT INC., a New York corporation, and HILCO CAPITAL LP, a Delaware limited partnership (“Hilco”). Capitalized terms used herein without definition herein shall have the respective meanings set forth in the Subordination Agreement.

Pursuant to that certain Financing Agreement, dated as of April 5, 2004 (as amended, the “Existing Financing Agreement”) between and among Hilco and AIRCRAFT INTERIOR DESIGN, INC. , a Florida corporation (“AID”), BRICE MANUFACTURING COMPANY, INC., a California corporation (“Brice”), TIMCO AVIATION SERVICES, INC., a Delaware corporation (“Parent”), TIMCO ENGINE CENTER, INC., a Delaware corporation (“Engine”), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation (“Engineered Systems”), and TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation (“TIMCO “ AID, Brice, Parent, Engine, Engineered Systems and TIMCO being collectively called the “Borrowers” and individually, a “Borrower”), Hilco made available to the Borrowers a term loan in the original principal amount of $8,000,000 which was evidenced by that certain Term Note dated as of April 5, 2004 made by the Borrowers to Hilco in the face amount of $8,000,000 (the “Existing Term Note”).

Pursuant to that certain Assignment of Financing Agreement and Other Loan Documents, dated as of the date hereof, by Hilco in favor of MONROE CAPITAL ADVISORS LLC, a Delaware limited liability company (the “Lender”), Hilco has assigned to Lender all of Hilco’s rights and obligations under the Existing Financing Agreement and the other loan documents executed in connection therewith, and has endorsed over and delivered the Existing Term Note to Lender.

The Borrowers and the Lender desire to amend and restate the Existing Financing Agreement in its entirety (as amended to date, the “Amended and Restated Financing Agreement”), all upon the terms and subject to the conditions set forth therein.

Accordingly, in order to induce the Lender to enter into the Amended and Restated Financing Agreement, the Subordinated Creditor hereby warrants, represents, covenants and agrees as follows:

1.	Subordinated Creditor hereby ratifies, confirms and reaffirms, all and singular, each of the terms and conditions of the Subordination Agreement and each of the warranties and representations made in the Subordination Agreement. Without limiting the foregoing sentence, Subordinated Creditor hereby confirms and reaffirms that all Subordinated Debt remains subject and subordinate to the Senior Debt, as amended by the Amended and Restated Financing Agreement.

2.

The undersigned hereby acknowledges and agrees that it has no offsets, defenses, or counterclaims against the Lender with respect to Subordination Agreement or otherwise, and to the extent that the undersigned has any such offsets, defenses, or counterclaims, the undersigned hereby WAIVES and RELEASES the same.

3.

The undersigned hereby acknowledges that it has reviewed the Amended and Restated Financing Agreement, and that such Amended and Restated Financing Agreement shall, among other things, cause there to be an increase in the amount of Senior Debt.

[SIGNATURE PAGES FOLLOW]

This Ratification of Subordination Agreement shall take effect as a sealed instrument as of the date first written above.

LJH, LTD., A Texas Limited Partnership

By: DLH MANAGEMENT, L.L.C., a Texas limited liability company, its general partner

By: /s/ Lacy Harber

Lacy Harber, President

Signature Page to Ratification of Subordination Agreement - LJH